Exhibit 99.1

Solid Power, Inc. (Nasdaq: SLDP) Company Overview May 2026

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

All statements other than statements of present or historical fact contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power's or its management team's expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," "plan," "outlook," "seek," the negative of such terms, and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may include, but are not limited to, our future financial performance, strategy, expansion plans, including plans related to the expansion of our electrolyte production capabilities, market opportunity, operations, and operating results; estimated revenues or losses; projected costs; future prospects; and plans and objectives of management. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require and our ability to commercialize our technology in advance of competing technologies and our competitors; (ii) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of incurring significant expenses and continuing losses for the foreseeable future, including execution of our business plan and the timing of expected business milestones; (iii) risks relating to the non-exclusive nature of our partnerships, our ability to secure new business relationships, and our ability to manage these relationships; (iv) our ability to negotiate and execute commercial agreements with our partners and customers on commercially reasonable terms; (v) broad market adoption of EVs and other technologies where we are able to deploy our technology, if developed successfully; (vi) our success attracting and retaining our executive officers, key employees, and other qualified personnel; (vii) our ability to protect and maintain our owned and exclusively-licensed intellectual property, including in jurisdictions outside of the United States; (viii) our ability to secure government contracts and grants, changes in government priorities with respect to our government contracts and grants or government funding reductions or delays, and the availability of government subsidies and economic incentives; (ix) delays in the construction and operation of facilities that meet our short-term research and development and long-term electrolyte production requirements; (x) changes in applicable laws or regulations, including tariffs; (xi) risks relating to, and potential liabilities resulting from, our information technology infrastructure and data security incidents, threats, breaches, or attacks; and (xii) risks relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the "Risk Factors" sections of Solid Power's Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by Solid Power from time to time with the Securities and Exchange Commission (the "SEC"), all of which are available on the SEC's website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Trademarks and Trade Names

Solid Power owns or has rights to various trademarks, service marks and trade names that it uses in connection with its operations. This presentation may also contain trademarks, service marks, and trade names of third parties which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names, or products in this presentation is not intended to, and does not imply, a relationship with Solid Power, or an endorsement or sponsorship by or of Solid Power. Solely for convenience, the trademarks, service marks, and trade names referred to in this presentation may appear with the ®, TM, or SM symbols, but such references are not intended to indicate, in any way, that Solid Power will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, and trade names.

Industry and Market Data

Although all information, opinions, and other information expressed in this presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Solid Power has not independently verified the information and makes no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Solid Power, which are derived from its review of internal sources as well as the independent sources described herein.

Solid Power

Company Overview May 2026

Solid Power

Quick Facts

Founded: 2011

Employees: ~230

Facilities:
- **SP1** – Louisville, Colorado, USA
- **SP2** – Thornton, Colorado, USA

Nasdaq: SLDP

Key Financial Statistics:
- Market capitalization – **$662M**[1]
- Revenue – **$15.3M**[2]
- Total liquidity – **$435.3M**[1]

Capabilities:
- **SP1** – Pilot cell production; cell R&D
- **SP2** – Pilot electrolyte production; electrolyte innovation center; cell test

Technology

Sulfide-based solid electrolyte, replacing liquid or gel electrolyte in traditional lithium-ion battery

Solid Power's electrolyte technology has the potential to **improve battery performance** through increased energy density, longer battery life, and better safety

Strong IP position:[3]
- **>20** issued US patents
- **~100** pending US patent applications
- **~110** non-US and PCT patents and applications
- Trade secrets and know-how

Commercialization

Commercialization strategy to **manufacture and sell electrolyte** to Tier 1 battery manufacturers and automotive original equipment manufacturers (OEMs) – **aim to work with, not compete**

Established **Korean presence** to better integrate into Asian battery ecosystem

Cell production lines using our technology on **three continents** in Colorado, Germany, and the Republic of Korea

Collaborate with **leading industry partners** including:

BMW, SAMSUNG SDI, SK on

Capital Position

Capital efficiencies expected from **focus on electrolyte** development and production rather than cell manufacturing and use of **wet process** method

Strong liquidity position bolstered by recent capital raises to support operations
- **$130M of gross proceeds** from registered direct offering in January 2026
- **$91.2M of gross proceeds** from at-the-market offering program in 2025

No debt financing, increasing financial stability

DOE **grant of up to $50M** to expand electrolyte production capabilities

1. As of March 31, 2026; 2. Twelve months ended March 31, 2026; 3. As of April 1, 2026

Company Overview May 2026

Solid Power – Sulfide - Based Chemistry Leader Materials suppliers Cell manufacturers Automotive OEMs Value chain players pursuing sulfide chemistries 50% 25% 6% 19% Sulfide SSB Polymer SSB Hybrid / Other Oxide SSB Global ASSB technology selection We believe sulfides offer the best balance of performance and mass production attributes for ASSB chemistries: • Highly manufacturable at scale • Superior ionic conductivity • Compatible with leading ASSB cell configurations Market tech choice – Sulfide ASSB Source: PEM | RWTH Aachen University Automotive OEMs and Tier 1 battery manufacturers are choosing sulfide - based chemistries for their solid - state programs, where Solid Power is a leading technology provider Source: Roland Berger internal research Company Overview May 2026

Solid Power – Differentiation

Rapid innovation through integrated electrolyte and cell capabilities position Solid Power as an industry leader

Electrolyte Material

Solid Power's electrolyte technology has the potential to **enable a step-change improvement** in battery cell performance

We believe sulfide electrolytes provide the best-known balance of **conductivity** and **processability** out of all solid electrolyte classes

Currently 2 pilot electrolyte manufacturing lines with **capacity of 30MT** per year

Plan to grow capacity to 75MT per year by end of 2026 by installing **continuous manufacturing** pilot line


Solid
Power
Solid
Power
Solid
Power

Feedback Loop

Cell Design to Electrolyte Development

Feedback from **cell development enables electrolyte performance improvements** and supports partners' cell programs

Electrolyte Innovation Center (EIC) designed to allow rapid changes to electrolyte chemistry and manufacturing processes, **accelerating electrolyte improvements with lower costs**



Able to produce solid-state cells from **0.2 Ah to 60 Ah**

Solid Power cell technology **licensed by BMW and SK On** to enhance their battery cell manufacturing capabilities

Solid Power cell processes **developed around industry-standard** lithium-ion cell manufacturing **processes and equipment**

Cell Capabilities

Solid Power
Company Overview May 2026

Solid Power – Sulfide Electrolyte Cost Drivers

Addressing the three main cost drivers

Production Scale	Capacity of **30 metric tons annually** from 2 pilot lines Expecting to scale capacity to **75 metric tons annually** by the end of 2026 Exploring **potential partnership** for commercial-scale electrolyte production in Korea
High-Throughput Process	Designing and installing **continuous production pilot line** Utilizing **wet process** method for electrolyte production Sets the stage for **mass production** as demand matures
Li_2S Precursor Cost	Li_2S supply expected to keep up with **electrolyte demand** prior to **mass commercialization*** Li_2S conventionally produced by reacting battery-grade LiOH with high-purity H_2S gas Developing **alternative production routes for Li2S**

*Solid Power projections

Solid Power
Company Overview March 2026

Wet processing offers key advantages for commercial sulfide electrolyte production Solid Power – Wet Process Method Wet Process (Solid Power) Dry Process (Others) Smaller equipment is needed to maintain quality, driving larger footprint and increased capital requirements Within - batch variability limits yield and efficiency High - yield processing enables efficient production Yield More extensive dry room infrastructure increases cost and energy demands Limited dry room scope reduces cost and energy demands Dry Room Requirement Company Overview May 2026 Separate process steps require additional dry room capacity Process Process accommodates larger equipment , enhancing scalability and reducing capital requirements Scalability Seamless closed process designed to optimize each stage of production We believe our wet process method offers significant capital savings compared to dry processing

LiPSCl Argyrodite powders designed for cell - level performance Gen 1 Gen 2 Gen 3 Gen 3 Gen 2 Gen 1 Metric >5.0 >3.25 >1.5 Li ion Conductivity @ 25 C (mS/cm) < 1.0E - 8 <1.0E - 8 <1.0E - 8 Electronic Conductivity (S/cm) >1.40 >1.40 >1.35 Pellet Density (g/cm3) < 15 < 15 < 15 Surface Area (m2/g) 1.0um - 3.0um 1.0um - 3.0um 1.0um - 3.0um Particle Size (um) - D50* <10 <10 <10 Particle Size (um) - D90 Solid Power – Solid - State Electrolyte Products Company Overview May 2026 Powder metrics designed for cell performance

Company Overview May 2026 Solid Power – Modeling to Accelerate R&D Is it thermodynamically stable? Does it conduct Li + ions? What surface(s) will be exposed? Will the exposed surface(s) react? For each electrolyte composition that has been synthesized… … there are 10,000+ possible substitution combinations. Leveraging the power of modeling to drive electrolyte R&D

Solid Power – Executive Leadership Team

Deep technical, strategic, and public company experience



JOHN VAN SCOTER

Chief Executive Officer, President, and Director

- Extensive C-level technology and public board experience
- Successful track record developing and commercializing technologies



LINDA HELLER

Chief Financial Officer, Treasurer, and Secretary

- 30+ years of financial leadership experience
- Broad public company experience across multiple industries



JOSH BUETTNER-GARRETT

Chief Technology Officer

- Deep experience and thought leader in energy storage and battery R&D
- 12+ years at Solid Power



LAUREN MCCABE

EVP, Product Development and Delivery

- 20+ years of leadership experience in Fortune 50, private sector, and U.S. Navy
- Experience overseeing enterprise execution, business transformation, and operational strategy across global functions



ANDREAS MAIER, PH.D.

Country Manager, Solid Power Korea Co., Ltd.

- 17+ years of experience in the European and Korean battery industries
- Experience driving business development initiatives to align operational capabilities with strategic goals



BERISLAV BLIZANAC, PH.D.

EVP, Strategic Technical Advisor

- 20+ years of experience in electromechanical conversion devices, materials science, and commercial technology development
- 10+ years of experience developing Li-ion cells

Solid Power

Company Overview May 2026